UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 13, 2025
(Date of earliest event reported)

BANK 2025-BNK49

(Central Index Key Number 0002058145)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-283510-01	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On March 13, 2025, BofA Securities, Inc. (“BOAS”), Morgan Stanley & Co. LLC (“Morgan Stanley”), J.P. Morgan Securities LLC (“JPMS”), Wells Fargo Securities, LLC (“WFS”), Citigroup Global Markets Inc. (“Citi”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”) entered into an agreement, dated as of March 13, 2025, among Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, BOAS, Morgan Stanley, JPMS, WFS, Citi, Academy and Drexel as underwriters (BOAS, Morgan Stanley, JPMS, WFS, Citi, Academy and Drexel, collectively in such capacity, the “Underwriters”), and BANA (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about March 27, 2025.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $761,952,000.

On or about March 27, 2025, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2025-BNK49 (the “Certificates”), is expected to be issued by BANK 2025-BNK49, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of March 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Trimont LLC, a Georgia limited liability company (“Trimont”) will act as primary servicer of the Marriott Dallas Las Colinas mortgage loan, the Burgard Industrial Park mortgage loan, the Rombout Village mortgage loan and the Salem Mini Storage mortgage loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.6 and dated as of March 1, 2025, between Midland, as master servicer, and Trimont, as primary servicer, pursuant to which Trimont will perform certain servicing obligations of Midland under the Pooling and Servicing Agreement.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
Discovery Business Center	4.5	N/A
Marriott World Headquarters	4.6	N/A(1)
VISA Global HQ	4.7	4.2(2)
Soho Grand & The Roxy Hotel	4.8	4.2(2)
299 Park Avenue	4.9	4.3
Greene Town Center	4.10	4.4

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

(2)       Midland will act as primary servicer of the VISA Global HQ whole loan and the Soho Grand & The Roxy Hotel whole loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.7 and dated as of October 1, 2024, between Wells Fargo Bank, National Association (“Wells Fargo”) (as predecessor to Trimont LLC), as master servicer, and Midland, as primary servicer, pursuant to which Midland will perform certain servicing obligations of Wells Fargo under the Non-Serviced PSA.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-SB, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1 and Class A-S-X2 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1, Class C-X2, Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about March 27, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be thirty-seven (37) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred sixty-five (65) commercial and/or multifamily properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.4; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between the Registrant and CREFI, an executed version of which is attached hereto as Exhibit 99.5.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $167,257,857, by the Registrant to BOAS, Morgan Stanley, JPMS, WFS, Citi, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of March 13, 2025, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 14, 2025 and as filed with the Securities and Exchange Commission on March 17, 2025 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated March 14, 2025.

The related registration statement (file no. 333-283510) was originally declared effective on January 30, 2025.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of March 13, 2025, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of March 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of October 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association (as predecessor to Trimont LLC), as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Deutsche Bank National Trust Company, as NCB co-trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated as of February 13, 2025, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association (as predecessor to Trimont LLC), as servicer, KeyBank National Association, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Savings Fund Society, FSB, as trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of February 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Discovery Business Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.6	Marriott World Headquarters Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	VISA Global HQ Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	Soho Grand & The Roxy Hotel Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	299 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	Greene Town Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 14, 2025, which such certification is dated March 14, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between JPMorgan Chase Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between Citi Real Estate Funding Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.6	Primary Servicing Agreement, dated as of March 1, 2025, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.
Exhibit 99.7	Primary Servicing Agreement, dated as of October 1, 2024, by and between Wells Fargo Bank, National Association (as predecessor to Trimont LLC), as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2025	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
		Name:	Leland F. Bunch, III
		Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1

Underwriting Agreement, dated as of March 13, 2025, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, BofA Securities, Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

(E)
4.1	Pooling and Servicing Agreement, dated and effective as of March 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	Pooling and Servicing Agreement, dated and effective as of October 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association (as predecessor to Trimont LLC), as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Deutsche Bank National Trust Company, as NCB co-trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3

Trust and Servicing Agreement, dated as of February 13, 2025, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association (as predecessor to Trimont LLC), as servicer, KeyBank National Association, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Savings Fund Society, FSB, as trustee, and Pentalpha Surveillance LLC, as operating advisor.

(E)
4.4

Pooling and Servicing Agreement, dated and effective as of February 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
4.5	Discovery Business Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.6	Marriott World Headquarters Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	VISA Global HQ Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	Soho Grand & The Roxy Hotel Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	299 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.10	Greene Town Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 14, 2025, which such certification is dated March 14, 2025.	(E)
99.1

Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

99.3	Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between JPMorgan Chase Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between Wells Fargo Bank, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated and effective as of March 13, 2025, between Citi Real Estate Funding Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.6	Primary Servicing Agreement, dated as of March 1, 2025, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Trimont LLC, as primary servicer.	(E)
99.7	Primary Servicing Agreement, dated as of October 1, 2024, by and between Wells Fargo Bank, National Association (as predecessor to Trimont LLC), as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.	(E)